                                                                  EXHIBIT (8)(e)

                                   SCHEDULE A
                            TRANSFER AGENCY AGREEMENT

NAME OF FUND                                                                   EFFECTIVE DATE
------------                                                                   --------------
A.  Sweep Funds
Schwab Money Market Fund                                                       May 1, 1993

Schwab Government Money Fund                                                   May 1, 1993

Schwab Municipal Money Fund -- Sweep Shares                                    May 1, 1993

Schwab California Municipal Money Fund -- Sweep Shares                         May 1, 1993
(formerly Schwab California Tax-Exempt Money Fund)

Schwab US Treasury Money Fund                                                  May 1, 1993

Schwab New York Municipal Money Fund -- Sweep Shares                           November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab Government Cash Reserves Fund                                           October 20, 1997

Schwab New Jersey Municipal Money Fund                                         January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                       January 20, 1998


Schwab Florida Municipal Money Fund                                            February 16, 1998

B.  Other Funds
Schwab Value Advantage Money Fund-Investor Shares                              May 1, 1993

Schwab Institutional Advantage Money Fund                                      May 1, 1993

Schwab Retirement Money Fund                                                   November 26, 1993


Schwab Municipal Money Fund -- Value Advantage Shares                          June 6, 1995

Schwab California Municipal Money Fund -- Value Advantage Shares               June 6, 1995
(formerly Schwab California Tax-Exempt Money Fund)

Schwab New York Municipal Money Fund -- Value Advantage Shares                 June 6, 1995
(formerly Schwab New York Tax-Exempt Money Fund)


                               THE CHARLES SCHWAB FAMILY OF FUNDS

                               By:      /s/ William J. Klipp
                                        ----------------------------------
                               Name:        William J. Klipp
                               Title:       Executive Vice President and Chief
                                            Operating Officer

                               CHARLES SCHWAB & CO., INC.

                               By:      /s/ Colleen M. Hummer
                                        ----------------------------------
                               Name:        Colleen M. Hummer
                               Title:       Senior Vice President

                                                SCHEDULE C
                                        TRANSFER AGENCY AGREEMENT


The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

             FUND                                                                      FEE
             ----                                                                      ---
A.           Sweep Funds
             Schwab Money Market Fund                                                  An annual fee, payable monthly, of twenty
                                                                                       five one-hundredths of one percent (.25%) of
                                                                                       the Fund's average daily net assets

             Schwab Government Money Fund                                              An annual fee, payable monthly, of twenty
                                                                                       five one-hundredths of one percent (.25%) of
                                                                                       the Fund's average daily net assets


             Schwab Municipal Money Fund-Sweep Shares                                  An annual fee, payable monthly, of twenty
                                                                                       five one-hundredths of one percent (.25%) of
                                                                                       the Fund's average daily net assets



             Schwab California Municipal Money Fund-Sweep Shares                       An annual fee, payable monthly, of twenty
             (formerly Schwab California Tax-Exempt Money Fund)                        five one-hundredths of one percent (.25%) of
                                                                                       the Fund's average daily net assets



             Schwab US Treasury Money Fund                                             An annual fee, payable monthly, of twenty
                                                                                       five one-hundredths of one percent (.25%) of
                                                                                       the Fund's average daily net assets


             Schwab New York Municipal Money Fund-Sweep Shares                         An annual fee, payable monthly, of twenty
             (formerly Schwab New York Tax-Exempt Money Fund)                          five one-hundredths of one percent (.25%) of
                                                                                       the Fund's average daily net assets


             Schwab Government Cash Reserves Fund                                      An annual fee, payable monthly, of twenty
                                                                                       five one-hundredths of one percent (.25%) of
                                                                                       the Fund's average daily net assets


             Schwab New Jersey Municipal Money Fund                                    An annual fee, payable monthly, of twenty
                                                                                       five one-hundredths of one percent (.25%) of
                                                                                       the Fund's average daily net assets


             Schwab Pennsylvania Municipal Money Fund                                  An annual fee, payable monthly, of twenty
                                                                                       five one-hundredths of one percent (.25%) of
                                                                                       the Fund's average daily net assets

             Schwab Florida Municipal Money Fund                                       An annual fee, payable monthly, of twenty
                                                                                       five one-hundredths of one percent (.25%) of
                                                                                       the Fund's average daily net assets

B.           Other Funds
             Schwab Value Advantage Money Fund                                         An annual fee, payable monthly, of five
                                                                                       one-hundredths of one percent (.05%) of the
                                                                                       Fund's average daily net assets

             Schwab Institutional Advantage Money Fund                                 An annual fee, payable monthly, of five
                                                                                       one-hundredths of one percent (.05%) of the
                                                                                       Fund's average daily net assets

             Schwab Retirement Money Fund                                              An annual fee, payable monthly, of five
                                                                                       one-hundredths of one percent (.05%) of the
                                                                                       Fund's average daily net assets

             Schwab Municipal Money Fund-Value Advantage Shares                        An annual fee, payable monthly, of five
                                                                                       one-hundredths of one percent (.05%) of the
                                                                                       Fund's average daily net assets

             Schwab California Municipal Money Fund-Value Advantage Shares             An annual fee, payable monthly, of five
             (formerly Schwab California Tax-Exempt Money Fund)                        one-hundredths of one percent (.05%) of the
                                                                                       Fund's average daily net assets

             Schwab New York Municipal Money Fund-Value Advantage Shares               An annual fee, payable monthly, of five
             (formerly Schwab New York Tax-Exempt Money Fund)                          one-hundredths of one percent (.05%) of the
                                                                                       Fund's average daily net assets



                                         THE CHARLES SCHWAB FAMILY OF FUNDS

                                         By:       /s/ William J. Klipp
                                                   -----------------------------
                                         Name:     William J. Klipp
                                         Title:    Executive Vice President
                                                   and Chief Operating Officer

                                         CHARLES SCHWAB & CO., INC.

                                         By:       /s/ Colleen M. Hummer
                                                   -----------------------------
                                         Name:     Colleen M. Hummer
                                         Title:    Senior Vice President